UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2011

Ecoland International, Incorporated
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)

14 The Link, Mornigside, Sandton 2196 South Africa	________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (27) 11 918 0198

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Material event

On the 7 of November 2011 certain shareholders of the Corporation sold their shares to D & R Technology Inc.

Item 9.01 Financial Statements and Exhibits.

10.1	Stock Purchase Agreement dated November 7, 2011

CONTACT: Ecoland International, Inc.
David Wallace
+27 11 918 0198

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ecoland International, Incorporated

	By:	/s/ David Wallace

Date: November 25, 2011		David Wallace
Chief Executive Officer, Chief Financial Officer
and Director